UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D. C. 20549


                        Current Report On

                            FORM 8-K


             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported):

                       SEPTEMBER  20, 2001



                         ---------------



 Commission    Registrant; State of Incorporation     IRS Employer
 File Number     Address; and Telephone Number     Identification No.
 -----------   ----------------------------------  ------------------

  001-09057       WISCONSIN ENERGY CORPORATION         39-1391525
                   (A Wisconsin Corporation)
                   231 West Michigan Street
                   P.O. Box 2949
                   Milwaukee, WI  53201
                   (414) 221-2345





                                                         FORM 8-K

                  WISCONSIN ENERGY CORPORATION
                 ------------------------------

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

ASSET SALES AND DIVESTITURES:   Wisvest-Connecticut, LLC, a
wholly-owned subsidiary of Wisvest Corporation ("Wisvest")which in turn is a wholly-owned subsidiary of Wisconsin Energy Corporation ("Wisconsin Energy"), owns and operates two fossil-fueled power plants in the state of Connecticut. The plants include the Bridgeport Harbor Station, which has an active generating capacity of 590 megawatts, and the New Haven Harbor Station, which has an active generating capacity of 466 megawatts. These plants were originally acquired in April 1999.

In December 2000, Wisconsin Energy signed an agreement with NRG Energy, Inc. to sell the Bridgeport Harbor Station and the New Haven Harbor Station power plants for anticipated gross proceeds of approximately $350 million, including amounts for inventory. Upon the sale of the Connecticut generating stations, Wisvest expected to retire $208.0 million of variable rate notes which are secured by the plants.

On September 20, 2001, Wisconsin Energy issued a press release announcing that both parties have terminated this agreement. The press release is filed as an exhibit hereto. It was decided to terminate the sale agreement because the parties believe NRG Energy will be unable to obtain necessary regulatory approvals for the transaction. Wisconsin Energy remains committed to selling the Wisvest-Connecticut assets. The text of the Press Release is incorporated herein by this reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits:

     See Exhibit Index following the Signature page of this report, which is incorporated herein by reference.





                                                         FORM 8-K


                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                WISCONSIN ENERGY CORPORATION
                                        (Registrant)

                             /s/ STEPHEN P. DICKSON
                             -----------------------------------
Date: September 20, 2001     Stephen P. Dickson - Controller and
                               Principal Accounting Officer





                                                         FORM 8-K


                  WISCONSIN ENERGY CORPORATION
                 (Commission File No. 001-09057)
                 ------------------------------



                         EXHIBIT INDEX
                               to
                   CURRENT REPORT ON FORM 8-K

              Date of Report:  SEPTEMBER  20, 2001


The following Exhibit is filed with this Current Report on Form 8-K:

   Exhibit No.

  99.1 News Release dated September 20, 2001 reporting the signing of a joint termination agreement with NRG Energy, Inc. to terminate the agreement for the sale of two fossil-fueled power plants operated by Wisvest-Connecticut, LLC.